SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2001


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-19437                 11-2962080
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                 File No.)            Identification No.)


2815 Second Avenue, Suite 100, Seattle, Washington                    98121
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On June 29, 2001, Cellular Technical Services Company, Inc. (the "Company") received approximately $1,000,000, plus attorney's fees, from a former customer of the Company in satisfaction of an arbitration award (the "Award") in favor of the Company. The Company issued a press release regarding the Award on June 26, 2001 that is filed herewith as an exhibit. The receipt of the Award will be reflected in the Company's financial statements for the quarter ending June 30, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits
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           99.1                Press Release dated June 26, 2001



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2001

                                       Cellular Technical Services Company, Inc.



                                       By: /s/ Bruce R. York
                                          --------------------------------------
                                          Name: Bruce R. York
                                          Title: Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

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Exhibit No.        Description
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99.1               Press Release dated June 26, 2001
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